UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2023
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LIANBIO
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-40947	98-1594670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center Drive, Suite 309 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (609) 486-2308
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 1 ordinary share, $0.000017100448 par value per share	LIAN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the shareholders at the 2023 Annual Meeting of Shareholders of LianBio (the “Company”), held on June 21, 2023 (the “Annual Meeting”):

(i) The election of three Class II directors, as nominated by the Board, each to serve a three-year term expiring at the 2026 annual meeting of shareholders of the Company and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal; and

(ii) The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.

The proposals and applicable voting procedures are described in detail in the Company’s Proxy Statement filed on April 19, 2023.

The number of ordinary shares entitled to vote at the Annual Meeting was 107,164,175. The number of ordinary shares present or represented by valid proxy at the Annual Meeting was 105,579,498, constituting a quorum for the transaction of the business of the Annual Meeting. All resolutions duly proposed in the notice of the Annual Meeting were approved at the Annual Meeting.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a) The election by ordinary resolution of Class II Directors.

Director Nominee	Votes For	Votes Against	Abstained
Susan Silbermann	104,402,377	1,019,912	157,209
Adam Stone	101,438,464	3,985,530	155,504
Wei Wei Chen	104,439,255	1,014,181	126,062

There were no broker non-votes regarding this proposal.

(b) The ratification by ordinary resolution of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the voting included 105,454,707 votes for, 4,441 votes against and 120,350 votes abstained. There were no broker non-votes regarding this proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIANBIO

By:	/s/ Yizhe Wang
Yizhe Wang
Chief Executive Officer
Date: June 23, 2023